UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07390
                                                    ----------------------------

                         BOULDER TOTAL RETURN FUND, INC.
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          Fund Administrative Services
                           1680 38th Street, Suite 800
                                BOULDER, CO 80301
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                          Fund Administrative Services
                           1680 38th Street, Suite 800
                                BOULDER, CO 80301
        -----------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 303-444-5483
                                                           --------------

                   Date of fiscal year end: NOVEMBER 30, 2003
                                           -------------------

                   Date of reporting period: NOVEMBER 30, 2003
                                            -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                         BOULDER TOTAL RETURN FUND, INC.
                                  Annual Report
                                November 30, 2003


Dear Shareholder:

There are over 7,000 publicly traded companies in the United States. The Boulder Total Return Fund, Inc. (the "Fund") currently owns the common stock in 32 of these companies. That's up slightly from a year ago when the Fund held the stock of 27 companies. The ten largest holdings make up over two-thirds of the Fund's total value. As advisers, we'd prefer to own more of what we like than to buy dozens of stocks thereby settling for less than the cream of the crop. Eight of the stocks the Fund owns are real estate investment trusts ("REITs"). The Fund purchased the REITs primarily for the dividends they pay. We don't expect the REITs to produce significant valuation increases, unless inflation rears its ugly head. Our portfolio turnover rate, which measures the rate of buying and selling, was only 9% in fiscal 2003. You'd be hard-pressed to find somebody labeling us "gunslingers."

                      For the 12 months ending November 30

FISCAL YEAR ENDING          BTF NAV TOTAL RETURN           S&P 500 TOTAL RETURN
------------------          --------------------           --------------------
      2003                         17.4%                           15.1%
      2002                        -12.6%                          -16.5%
      2001                         17.7%                          -12.2%
      2000*                        13.3%                           -4.2%

*2000 was the first full year under the management of Boulder Investment Advisers and Stewart Investment Advisers.

Most fund managers would be happy with a one-year performance that simply beats the S&P, or whichever index is comparative to their objective. However, while we're not hanging our heads, we're not jumping up and down either. If we tack on last year's fiscal performance of -12.6% to this year's 17.4%, we're up just 2.5% over 2 years, or 1.2% annualized. This is the reason we're not jumping up and down this year. By the way, the 17.4% return this year includes the effect of dilution from the rights offering we had in July, discussed more fully below.

But let's tack on fiscal 2001's performance of 17.7%. That takes our 3-year performance to 20.7%, or 6.5% annualized. Still not jumping, but we're starting to hop a bit.

How about another year? Going back to 2000, our performance was 13.3%. So, 4-year performance is 36.7%, or 8.1% annualized. Still not jumping, but our hopping is with a bit more enthusiasm. The S&P 500 over the same period is DOWN 20%, or -4.4% annualized.

Two guys are carefully working with live electrical wires. The novice nervously asks the other, "How many volts do these wires have running through them?" The other guy responds, "it's not the volts that get you, it's the amps." It's not one year of performance that makes or breaks a fund, it's the performance over the years strung together that matter. We'll persevere to continue "stringing together" solid years of performance.

Interest rates continue to remain at historical lows. This bodes well for the Fund since it gets to take advantage of paying a low rate of interest on its Auction Market Preferred Stock.

The industrial stocks and the REITs in the Fund both performed well this past year. The Fund's largest holding, Berkshire Hathaway comprising 29.5% of the Fund's assets, was up 15.9% for the year. Insurance companies have performed well the last year, and the two insurance subsidiaries of Berkshire, GEICO and General Re, are two of the best run insurance companies you'll find. They've certainly added value to our Berkshire holdings. The Fund's next largest holding, Yum! Brands was up over 44%. Three and a half years ago, in mid-2000, the market afforded us the opportunity to buy Yum! Brands (then Tricon Global) at a split adjusted price of $13.74 per share. It was $34.49 as of November 30, 2003.

Since the last report you received as of May 31, 2003, we've purchased several new stocks for the Fund.

You'll recognize some of the names like Pepsi Bottling, Maytag, Pfizer, and Eastman Kodak. Others you may not have heard of include Federated Investors, First American Corp., AON Corporation, and Torchmark. We like the long-term outlook for all of these companies. We hope that 5 or 10 years down the road, we'll be able to look back in hindsight and say, "the market afforded us the opportunity to buy these successful companies back in 2003 at very reasonable prices."

In July 2003, the Fund conducted a one-for-three rights offering in which one new share was issued for each three shares outstanding at a substantial discount to the NAV on the expiration date of the offering. The new shares were issued to participating shareholders at $12.10 per share on July 11, 2003, when the Fund's NAV was $16.78. When the new shares were issued and the offering proceeds collected, the NAV immediately re-calculated to $15.60. This CHANGE in NAV is considered dilution. The Fund's total return on NAV for the 12 months, INCLUDING THIS DILUTION, was the 17.4% stated above. However, if you fully exercised your rights in the offering you didn't experience this dilution. In fact you were able to increase your position in the Fund by one-third by buying the new shares at the discounted price of $12.10 which, when averaged with the Fund's pre-offering NAV of $16.78, resulted in the "re-calculated" NAV of $15.60, with no "net" loss in NAV to shareholders who participated. Those who chose to sell their rights, rather than exercise them, recovered part of the dilution from the sale of the rights. It is important to understand that this dilution will have a permanent effect on all of the Fund's NAV performance comparisons that involve periods starting before and ending after July 11, 2003. The comparisons shown in the future will always understate the NAV performance realized by those who fully exercised their rights or sold them.

If you're a reader of any newspaper's business section, you've certainly read about the scandals in the mutual fund industry. A few open-end mutual funds allowed large institutional investors, including hedge funds, to invest in their mutual funds based on the closing price AFTER the close of the market, which they would do on occasions when positive news was released AFTER the close that would have a positive impact on the NAV. Simply put, they were sneaking in for a midnight snack while the long-term investors were sleeping snugly in their beds. It wasn't that the mutual fund operators were asleep at the switch. In fact, they were leaving the door open with a sign that said, "Come on in!" This practice was clearly illegal. In addition, there have been reports of other abuses including time-zone arbitrage and paying excessive commissions out of owners' money to those brokers who provided benefits to the adviser. These practices involved only `open-end' mutual funds. Your Fund is a closed-end fund that trades on the NYSE. We never have, nor will we ever be, party to such shenanigans. New York attorney general Eliot Spitzer (a.k.a. Eliot Ness) has put an end to the after-market trading. A good guess would be his next target might be soft dollars, which are currently perfectly legal, but probably shouldn't be. This is another way an adviser benefits while the fund owners pay the expense. Your Fund does not have any soft-dollar arrangements, nor will it seek soft dollar arrangements in the future. While BTF shareholders have not suffered any costs from the issues discussed above, all the new regulations that are being proposed to curb these abuses will almost certainly increase your costs when we are forced to comply with them.

The Fund has repurchased some of its own shares on the open market. Through November 30, 2003, it has purchased 30,400 shares at an average price of $14.48 per share. Even though the repurchasing of shares has the effect of shrinking the Fund, we felt the shares were a bargain in the range of a 15% to 17% discount to NAV. Shrinking the Fund can have the effect of increasing the expense ratio. However, buying the shares back at a discount is accretive to the NAV. By purchasing the 30,400 shares at a discount, the NAV was positively impacted (it increased) by about one cent per share.

Our website at WWW.BOULDERFUNDS.NET is an excellent source for information on the Fund. If you've lost your annual report, or want to read an old one, it's available on the website. You will also find information about the Boulder Total Return Fund's sister fund - the Boulder Growth & Income Fund.

/S/ STEWART R. HOREJSI

Stewart R. Horejsi
December 23, 2003

-----------------------
NOTHING IN THIS ANNUAL REPORT SHOULD BE CONSIDERED AS INVESTMENT ADVICE. THIS LETTER EXPLAINS THE MANAGERS' VIEWS AS OF ITS DATE, WHICH MAY HAVE SUBSEQUENTLY CHANGED.

                         BOULDER TOTAL RETURN FUND, INC.


                                    EXHIBIT 1
                                   (UNAUDITED)

                                  TOTAL RETURNS
                       FOR THE PERIODS ENDING NOVEMBER 30



                                                        DOW JONES
            MOST                          S&P 500      INDUSTRIAL       NASDAQ
           RECENT           BTF NAV        INDEX         AVERAGE       COMPOSITE
       -------------------------------------------------------------------------
          3 Months           11.9%          5.5%           4.5%          8.4%
          6 Months           11.3%         10.8%          11.8%         23.1%
          1 Year             17.4%         15.1%          12.6%         33.2%
          3 Years*            6.5%         -5.5%          -0.15%        -7.2%
          Since 8/99**        6.5%         -4.2%          -2.1%         -7.3%

       *   Annualized
       ** Annualized since August 28, 1999, the date the current Advisers became investment advisers to the Fund.

                                    EXHIBIT 2
                                   (UNAUDITED)

       CHANGE IN PRINCIPAL VALUE OF ASSET CLASSES 11/30/2002 TO 11/30/2003

                                                                              COMMON STOCK INVESTMENTS
                                                             ---------------------------------------------------------------
                                                                RICS             REITS        INDUSTRIALS          TOTAL
                                                                ----             -----        -----------          -----
Beginning Market Value...............      11/30/02          $   252,105      $56,812,724     $140,832,783      $197,897,612
                                                             -----------      -----------     ------------      ------------
Cost of Purchases....................  12/1/02- 11/30/03              --        7,069,185       51,978,298        59,047,483
Proceeds from Sales..................  12/1/02- 11/30/03         255,119        9,259,991        9,690,246        19,205,356
                                                             -----------      -----------     ------------      ------------
Net Purchase/(Sales).................                           (255,119)      (2,190,806)      42,288,052        39,842,127
Beginning Market Value Plus
   Net Purchases/(Sales).............                             (3,014)      54,621,918      183,120,835       237,739,739
                                                             -----------      -----------     ------------      ------------
Net Appreciation ....................                              3,014       10,933,427       29,212,369        40,148,810
Ending Market Value..................      11/30/03                   --      $65,555,345     $212,333,204      $277,888,549
                                                             -----------      -----------     ------------      ------------
Number of Issues Held................      11/30/03                    0                8               25
Cash and Other Assets &
   Liabilities.......................                                                                           $ 20,184,907
                                                                                                                ------------
   Total Net Assets..................                                                                           $298,073,456
                                                                                                                ============

The information in the table below is unaudited.

                                 FINANCIAL DATA

                    PER SHARE OF                              PER SHARE OF
                    COMMON STOCK                              COMMON STOCK
              ------------------------                  ------------------------
              NET ASSET      NYSE                       NET ASSET      NYSE
                VALUE    CLOSING PRICE                    VALUE    CLOSING PRICE
              ---------  -------------                  ---------  -------------
12/31/2002 ..  $14.91       $12.40        6/30/2003 ..   $16.26       $12.95
 1/31/2003 ..  $14.05       $11.95        7/31/2003 ..   $15.38       $13.18
 2/28/2003 ..  $13.02       $11.36        8/31/2003 ..   $15.74       $13.43
 3/31/2003 ..  $13.52       $12.00        9/30/2003 ..   $15.96       $13.56
 4/30/2003 ..  $14.76       $12.87       10/31/2003 ..   $16.70       $14.10
 5/31/2003 ..  $15.82       $14.00       11/30/2003 ..   $17.61       $14.59

BOULDER TOTAL RETURN FUND, INC.                         PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    SHARES        VALUE
                                                                                                   --------      -------
DOMESTIC COMMON STOCKS - 90.8%
                    BEVERAGES -  1.2%  Pepsi Bottling Group, Inc. ...........................        150,000  $   3,462,000
                                                                                                              -------------
                  DIVERSIFIED - 29.5%  Berkshire Hathaway Inc., Class A+ ....................            750     62,812,500
                                       Berkshire Hathaway Inc., Class B+ ....................          9,010     25,237,010
                                                                                                              -------------
                                                                            TOTAL DIVERSIFIED                    88,049,510
                                                                                                              -------------
           FINANCIAL SERVICES -  8.6%  Citigroup, Inc. ......................................        293,360     13,799,654
                                       Federated Investors, Inc. ............................        120,000      3,450,000
                                       MBIA, Inc. ...........................................          5,000        290,600
                                       MGIC Investment Corporation ..........................          5,000        264,750
                                       Providian Financial Corporation+ .....................        698,000      7,887,400
                                                                                                              -------------
                                                                     TOTAL FINANCIAL SERVICES                    25,692,404
                                                                                                              -------------
               HOUSEHOLD FURNISHINGS
                 & APPLIANCES -  1.1%  Maytag Corporation ...................................        120,000      3,172,800
                                                                                                              -------------
                   INDUSTRIAL -  2.0%  Eastman Kodak Company ................................        240,000      5,846,400
                                                                                                              -------------
                    INSURANCE -  4.6%  AON Corporation ......................................        135,000      2,961,900
                                       First American Corporation ...........................        120,000      3,552,000
                                       Torchmark Corporation ................................         90,000      3,969,000
                                       Wesco Financial Corporation ..........................          9,000      3,141,450
                                                                                                              -------------
                                                                              TOTAL INSURANCE                    13,624,350
                                                                                                              -------------
              PHARMACEUTICALS -  6.8%  Bristol-Meyers Squibb Company ........................        125,000      3,293,750
                                       Merck & Company, Inc. ................................        150,000      6,090,000
                                       Pfizer, Inc. .........................................        200,000      6,710,000
                                       Schering-Plough Corporation ..........................        264,000      4,237,200
                                                                                                              -------------
                                                                        TOTAL PHARMACEUTICALS                    20,330,950
                                                                                                              -------------
                        REITS - 22.0%  Developers Diversified Realty Corporation ............        194,301      6,122,425
                                       First Industrial Realty Trust, Inc. ..................        400,000     13,248,000
                                       Hospitality Properties Trust .........................        400,000     15,820,000
                                       HRPT Properties Trust ................................      1,300,000     12,610,000
                                       Pan Pacific Retail Properties, Inc. ..................         60,000      2,787,000
                                       Post Properties, Inc. ................................        391,000     11,221,700
                                       Prentiss Properties Trust ............................         88,800      2,819,400
                                       Thornburg Mortgage, Inc. .............................         34,200        926,820
                                                                                                              -------------
                                                                                  TOTAL REITS                    65,555,345
                                                                                                              -------------
                       RETAIL -  9.7%  Safeway, Inc.+ .......................................        418,000      8,673,500
                                       Yum! Brands, Inc.+ ...................................        590,000     20,349,100
                                                                                                              -------------
                                                                                 TOTAL RETAIL                    29,022,600
                                                                                                              -------------
                       SAVINGS & LOAN
                    COMPANIES -  1.2%  Washington Mutual, Inc. ..............................         78,000      3,573,180
                                                                                                              -------------
                      UTILITY -  4.1%  Alliant Energy Corporation ...........................        483,800     11,828,910
                                       TXU Corporation ......................................         15,000        332,100
                                                                                                              -------------
                                                                                TOTAL UTILITY                    12,161,010
                                                                                                              -------------
                       TOTAL DOMESTIC
                        COMMON STOCKS
                  (Cost $206,277,064) ......................................................................    270,490,549
                                                                                                              -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.                         PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    SHARES        VALUE
                                                                                                   --------      -------
FOREIGN COMMON STOCK - 2.5%
                  NETHERLANDS -  1.2%  Unilever NV, ADR .....................................         60,000  $   3,606,000
                                                                                                              -------------
               UNITED KINGDOM -  1.3%  Diageo PLC, Sponsored ADR ............................         75,000      3,792,000
                                                                                                              -------------
           TOTAL FOREIGN COMMON STOCK
                    (Cost $6,379,143) ......................................................................      7,398,000
                                                                                                              -------------
                                                                                                    PAR
                                                                                                   -----

U.S. TREASURY BILLS - 6.7%
                                         0.906% due 12/04/03++ ..............................     $5,000,000      4,999,442
                                         0.916% due 12/26/03++ ..............................      5,000,000      4,996,745
                                         0.942% due 01/02/04++ ..............................      5,000,000      4,995,810
                                         0.942% due 01/22/04++ ..............................      5,000,000      4,993,684
            TOTAL U.S. TREASURY BILLS
                   (Cost $19,985,713) ......................................................................     19,985,681
                                                                                                              -------------

REPURCHASE AGREEMENT - 0.2%
(Cost $652,000)
                                       Agreement with PNC Capital Markets, 0.80% dated
                                       11/28/03, to be repurchased at $652,014 on 12/01/03,
                                       collateralized by $650,000 U.S. Treasury Note, 3.00%
                                       due 02/29/04 (Value $659,750) .......................................        652,000
                                                                                                              -------------
TOTAL INVESTMENTS (COST $233,293,920*) - 100.2% ............................................................    298,526,230
OTHER ASSETS AND LIABILITIES - (0.2%) ......................................................................       (452,774)
                                                                                                              -------------
NET ASSETS - 100.0% ........................................................................................  $ 298,073,456
                                                                                                              =============

-----------
*     Aggregate cost for Federal tax purposes.
+     Non-income producing security.
++    Annualized yield at date of purchase.
ADR   American Depository Receipt.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

NOVEMBER 30, 2003


ASSETS:
   Investments, at value (Cost $233,293,920) (Note 1)
     See accompanying schedule . .........................................................    $298,526,230
   Dividends and interest receivable. ....................................................         230,450
   Prepaid expenses and other assets .....................................................          21,012
   Other receivables .....................................................................             870
                                                                                              ------------
         TOTAL ASSETS ....................................................................     298,778,562

LIABILITIES:
   Payable for Fund shares repurchased .....................................    $195,908
   Due to Custodian ........................................................         294
   Investment co-advisory fees payable (Note 2) . ..........................     302,889
   Accumulated undeclared dividends on Taxable Auction Market
      Preferred Stock (Note 5) . ...........................................      59,414
   Administration and co-administration fees payable (Note 2) ..............      40,088
   Audit fees and expenses payable .........................................      32,375
   Directors' fees and expenses payable (Note 2) ...........................      14,484
   Accrued expenses and other payables .....................................      59,654
                                                                                --------
         TOTAL LIABILITIES ...............................................................         705,106
                                                                                              ------------

TAXABLE AUCTION MARKET PREFERRED STOCK:
   $0.01 par value, 10,000,000 shares authorized, 775 shares issued outstanding,
     liquidation preference of $100,000 per share (Note 5) ...............................      77,500,000
                                                                                              ------------
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCK SHAREHOLDERS) ...............................    $220,573,456
                                                                                              ============
FUND TOTAL NETASSETS .....................................................................    $298,073,456
                                                                                              ============
NET ASSETS consist of:
   Accumulated net realized loss on investments sold .....................................      (9,849,434)
   Unrealized appreciation of investments . ..............................................      65,232,310
   Par value of Common Stock . ...........................................................         125,269
   Paid-in capital in excess of par value of Common Stock . ..............................     165,065,311
                                                                                              ------------
   TOTAL NET ASSETS (APPLICABLE TO COMMON STOCK,
   12,526,860 SHARES OUTSTANDING) ..........................................      $  17.61    $220,573,456
                                                                                  ========    ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED NOVEMBER 30, 2003


INVESTMENT INCOME:
  Dividends ...............................................................................   $ 4,603,699
  Interest ................................................................................       266,370
                                                                                              -----------
         TOTAL INVESTMENT INCOME ..........................................................     4,870,069


EXPENSES:
  Investment co-advisory fee (Note 2) ......................................    $2,980,941
  Administration and co-administration fees (Note 2) .......................       435,341
  Preferred Stock broker commissions and Auction Agent fees ................       195,866
  Legal fees ...............................................................        93,260
  Directors fees and expenses (Note 2) .....................................        76,685
  Audit fees. ..............................................................        40,625
  Shareholder servicing agent fees .........................................        36,947
  Insurance expense ........................................................        32,598
  Custodian fees ...........................................................        29,898
  Other ....................................................................        92,667
                                                                                ----------
         TOTAL EXPENSES ...................................................................     4,014,828
                                                                                              -----------
NET INVESTMENT INCOME .....................................................................       855,241
                                                                                              -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized loss on investments sold during the year ...................................    (9,320,659)
  Change in unrealized appreciation of investments during the year ........................    51,312,102
                                                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...........................................    41,991,443
                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................    42,846,684
                                                                                              -----------
LESS: PREFERRED STOCK DIVIDENDS ...........................................................    (1,037,194)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   APPLICABLE TO COMMON SHARES ............................................................   $41,809,490
                                                                                              ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED
                                                                                     NOVEMBER 30,
                                                                               2003             2002
                                                                           -------------    -------------
OPERATIONS:
  Net investment income ................................................   $     855,241    $   4,561,636
  Net realized gain/(loss) on investments sold during the year .........      (9,320,659)         846,240
  Change in unrealized appreciation/(depreciation) of investments during
     the year ..........................................................      51,312,102      (24,473,124)
                                                                           -------------    -------------
  Net increase/(decrease) in net assets resulting from operations ......      42,846,684      (19,065,248)

DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
  Dividends paid from net investment income ............................        (143,330)      (1,628,676)
  Dividends paid from capital ..........................................        (893,864)              --
                                                                           -------------    -------------

TOTAL DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS .........................      (1,037,194)      (1,628,676)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS APPLICABLE TO COMMON SHARES .......................      41,809,490      (20,693,924)

DISTRIBUTIONS: COMMON SHARES
  Dividends paid from net investment income ............................         (99,519)      (1,318,356)
  Dividends paid from capital ..........................................        (182,990)              --
                                                                           -------------    -------------
TOTAL DISTRIBUTIONS: COMMON SHARES .....................................        (282,509)      (1,318,356)

CAPITAL SHARE TRANSACTIONS
  Value of 30,400 shares repurchased (Note 8) ..........................        (440,718)              --
  Proceeds from Rights Offering (Note 9) ...............................      38,000,255               --
  Expenses incurred for Rights Offering (Note 9) .......................        (120,460)              --
                                                                           -------------    -------------

NET INCREASE/(DECREASE) IN NET ASSETS FOR THE YEAR .....................      78,966,058      (22,012,280)

NET ASSETS:
  Beginning of year ....................................................     219,107,398      241,119,678
                                                                           -------------    -------------
  End of year (including undistributed net investment income of $0 and
     $99,519, respectively) ............................................   $ 298,073,456    $ 219,107,398
                                                                           =============    =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

                              FINANCIAL HIGHLIGHTS


             FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


    Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. On August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                       YEAR ENDED NOVEMBER 30,
                                                                       2003         2002         2001         2000       1999
                                                                     --------     --------     --------    ---------    --------
OPERATING PERFORMANCE:
Net asset value, beginning of year................................   $  15.04     $  17.36     $  14.81    $   13.32    $  16.06
                                                                     --------     --------     --------    ---------    --------
Net investment income.............................................       0.07         0.49         0.63         0.75        1.29
Net realized and unrealized gain/(loss) on investments............       3.78        (2.51)        2.35         1.50       (1.93)
                                                                     --------     --------     --------    ---------    --------
Total from investment operations..................................       3.85        (2.02)        2.98         2.25       (0.64)
                                                                     --------     --------     --------    ---------    --------
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to
    MMP* Shareholders.............................................      --           --           --           (0.42)      (0.35)
Distributions paid from net realized capital gains to
    MMP* Shareholders ............................................      --           --           --           --          (0.03)
Dividends paid from net investment income to
    AMP** Shareholders ...........................................      (0.01)       (0.16)       (0.40)       (0.13)      --
Dividends paid from capital to AMP** Shareholders ................      (0.07)       --           --           --          --
Change in accumulated undeclared dividends on
    MMP*/AMP** Shareholders ......................................      --           --           0.02         0.04       (0.06)+
                                                                     --------     --------     --------    ---------    --------
Net Increase/Decrease from operations applicable to
    common shares.................................................       3.77        (2.18)        2.60         1.74       (1.08)
                                                                     --------     --------     --------    ---------    --------
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income to Common Shareholders .      (0.01)       (0.14)       (0.05)       (0.19)      (1.02)
Distributions paid from capital to Common Shareholders ...........      (0.02)       --           --           --          --
Distributions paid from net realized capital gains to
    Common Shareholders ..........................................      --           --           --           --          (0.64)
                                                                     --------     --------     --------    ---------    --------

Accretive/(Dilutive) Impact of Rights Offering ++.................      (1.18)       --           --           --          --
Accretive/(Dilutive) Impact of Capital Share Transactions.........       0.01        --           --           --          --
Net Increase/Decrease in Common Net Asset Value...................       2.57        (2.32)        2.55         1.55       (2.74)
                                                                     --------     --------     --------    ---------    --------
    Costs of AMP** Stock issued (Note 5)..........................      --           --           --           (0.06)      --
                                                                     --------     --------     --------    ---------    --------
    Net asset value, end of year..................................   $  17.61     $  15.04     $  17.36    $   14.81    $  13.32+
                                                                     ========     ========     ========    =========    ========
    Market value, end of year.....................................   $  14.59     $  12.79     $  16.05    $   12.00    $  10.19
                                                                     ========     ========     ========    =========    ========
    Total investment return based on net asset value(a)...........      17.37%      (12.62)%      17.68%       13.27%      (5.17)%
                                                                     ========     ========     ========    =========    ========
    Total investment return based on market value(a)..............      14.35%      (19.62)%      34.27%       20.00%     (14.51)%
                                                                     ========     ========     ========    =========    ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
 TO COMMON STOCK SHAREHOLDERS:
       Operating expenses ........................................       2.45%        2.42%        2.47%        2.55%       1.97%
       Net investment income (b)..................................      (0.08)%       1.85%        1.52%        1.82%       6.08%
SUPPLEMENTAL DATA:
       Portfolio turnover rate....................................          9%          38%          16%          85%         69%
       Net assets, end of year (in 000's) ........................   $220,573     $141,607     $163,493    $ 139,488    $125,415
                                                                     ========     ========     ========    =========    ========

-----------------------
Ratio of operating expenses to Total Average Net Assets
     including MMP*/AMP**(a)......................................       1.66%        1.65%        1.66%        1.57%       1.26%

*   Money Market Cumulative PreferredTM Stock.
**  Taxable Auction Market Preferred Stock.
(a) Assumes reinvestment of distributions at the market price at reinvestment date.
(b) The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to MMP*/AMP** Shareholders.
+ Includes effect of additional distribution available to MMP* Shareholders (.04 per Common share).
++ The Rights Offering was fully subscribed at a subscription price of $12.10 at 3,140,517 shares which equals $38,000,255 in gross proceeds.
    The Rights Offering had (1.17) NAV impact and the $120,460 expenses associated with the Rights Offering had a (.01) NAV impact.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

                                   (UNAUDITED)

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently and Money Market Cumulative Preferred Stock previously outstanding (1).

                                                   INVOLUNTARY       AVERAGE
                                       ASSET       LIQUIDATING       MARKET
                     TOTAL SHARES    COVERAGE      PREFERENCE         VALUE
                      OUTSTANDING    PER SHARE    PER SHARE (2)   PER SHARE (2)
                     ------------    ---------    -------------   -------------
      11/30/03.....       775        $384,611       $100,000        $100,000
      11/30/02.....       775         282,719        100,000         100,000
      11/30/01.....       775         311,122        100,000         100,000
      11/30/00.....       775         280,400        100,000         100,000
      11/30/99.....       775         262,722        100,000         100,000

----------
(1) See Note 5.
(2) Excludes accumulated undeclared dividends.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Boulder Total Return Fund, Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock and (iii) accumulated and unpaid dividends on the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price ("NOCP") on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends to Common shareholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in "Federal Income Taxes" below. The shareholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                         BOULDER TOTAL RETURN FUND, INC.

     CHANGE IN ACCOUNTING POLICY: Cash distributions received from the Fund's investment in real estate investment trusts ("REITs") and registered investment companies ("RICs") are recorded as income. A portion of these distributions are returns of capital. Historically, the Fund has estimated the return of capital portion of the distribution and recorded such as a realized gain and then trued up the estimate to reflect the actual amount once known. To comply with the AICPA Accounting Guide for Investment Companies, the Fund now accounts for returns of capital as unrealized gains and adjusts the cost basis of the securities. As of November 30, 2003, all accumulated net realized gains relating to returns of capital from REIT distributions have been reclassified to unrealized gain.

     2. INVESTMENT CO-ADVISORY FEES, DIRECTORS' FEES, ADMINISTRATION FEE, CO-ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. The Advisers agreed to waive one half of their fee on the proceeds from the July 2003 rights offering until such time as more than 50% of the respective proceeds plus cash on hand at the time the proceeds were received, are invested, which has since then occurred.

     Fund Administrative Services, LLC ("FAS"), serves as the Fund's Co-Administrator. Under the Co-Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Co-Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets. The equity owners of FAS are EALLC and the Lola Trust, each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Effective October 15, 2003 the Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Prior to October 15, 2003, the Fund paid each Director who is not a director, officer or employee of the Advisers or FAS a fee of $6,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. The Fund will also reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. The Fund pays PFPC a fee on a monthly basis based on average net assets. PFPC Trust Company, an indirect subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian. As compensation to PFPC Trust Company, the Fund pays PFPC Trust Company a monthly fee based on the Fund's average monthly gross assets. PFPC also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

     Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 2003 excluding short-term investments, aggregated $59,047,483 and $19,205,356, respectively.

     On November 30, 2003, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $75,278,564 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $10,046,254.

                         BOULDER TOTAL RETURN FUND, INC.

4. COMMON STOCK

     At November 30, 2003, 240,000,000 of $0.01 par value Common Stock were authorized. For the year ended November 30, 2003 the Fund purchased 30,400 shares at an average price of $14.48 per share. There were no Common Stock transactions for the year ended November 30, 2002.

5. TAXABLE AUCTION MARKET PREFERRED STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund's 775 shares of Money Market Cumulative PreferredTM Stock were retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Offering costs of $293,843 and commissions paid directly to Merrill Lynch, Pierce Fenner & Smith Inc. of which $290,625 were charged to capital of common stock to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

     On November 30, 2003, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 1.15%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

6. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2003, the Fund held a significant position in Berkshire Hathaway, Inc., and thus, the volatility of the Fund's common stock, and the Fund's net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

     The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

                         BOULDER TOTAL RETURN FUND, INC.

7. SIGNIFICANT SHAREHOLDERS

     On November 30, 2003, trusts and other entities affiliated with the Horejsi family owned 5,382,982 shares of Common Stock of the Fund, representing approximately 42.97% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

8. SHARE REPURCHASE PROGRAM

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the year ended November 30, 2003, the Fund repurchased 30,400 of its own shares at an average discount of 17%.

9. RIGHTS OFFERING

     At a regularly scheduled Board of Directors meeting held on April 22, 2003, the Fund's Board of Directors approved a transferable rights offering which would permit shareholders to acquire one new share of common stock for every three shares held. The rights were transferable, which allowed shareholders who did not wish to exercise their rights to sell them on the New York Stock Exchange. The record date for determining shareholders eligible to participate in the rights offering was June 20, 2003. The subscription period was from June 20, 2003 to July 11, 2003. The market price for the shares issued through the rights offering was calculated based on the volume-weighted average price of the Fund's shares from July 7, 2003 through July 11, 2003. The rights offering was fully subscribed and the Fund issued 3,140,517 new shares at a price of $12.10 each. The total gross proceeds to the Fund were $38,000,255. As of November 30, 2003, the expense associated with the rights offering totaled $120,460.

10. TAX BASIS DISTRIBUTIONS

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2003 and 2002 is as follows:

                                           YEAR ENDING  YEAR ENDING
                                            NOVEMBER,    NOVEMBER,
                                              2003         2002
                                           -----------  -----------
   Distributions paid from:
     Ordinary Income ....................   $  242,849   $2,947,032
     Capital ............................    1,076,854           --
                                            ----------   ----------
                                            $1,319,703   $2,947,032
                                            ==========   ==========

     As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

   Ordinary Income ................................       $(1,076,854)
   Unrealized Appreciation ........................        65,232,310
                                                          -----------
                                                          $64,155,456
                                                          ===========

For the year ended November 30, 2003, the Fund had available for tax basis distributions accumulated capital and other losses of $9,849,434, of which $1,240,686 will expire on 11/30/08 and $8,608,748 will expire on 11/30/11.

     Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book differences. These differences are primarily related to differing treatment of long-term capital gains dividends and excess ordinary distributions received from Real Estate Investment Trusts. Permanent book and tax basis difference of $711,912 and ($711,912) were reclassified at November 30, 2003 between accumulated net realized loss on investments and Paid in Capital, respectively, for the Boulder Total Return Fund, Inc.

                         BOULDER TOTAL RETURN FUND, INC.

ADDITIONAL INFORMATION (UNAUDITED)


                                PRIVACY STATEMENT

     Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Total Return Fund, Inc. have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.


                                 TAX INFORMATION

     Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2003, 100% qualify for the dividend received deduction available to shareholders.

     For the fiscal year ended November 30, 2003, 100% of the taxable investment income qualifies for the 15% dividend tax rate as of January 1, 2003. The above tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end as dividend income earned by the Fund prior to January 1, 2003 does not qualify for the reduced tax rate.

                         BOULDER TOTAL RETURN FUND, INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and Shareholders
Boulder Total Return Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Boulder Total Return Fund, Inc., as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year-period ended November 30, 2000 were audited by other auditors whose report dated January 12, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Total Return Fund, Inc. as of November 30, 2003, and the results of its operations, changes in its net assets, and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.


                                                             /S/ KPMG LLP


Boston, Massachusetts
January 2, 2004

                         BOULDER TOTAL RETURN FUND, INC.

              INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

 NAME, ADDRESS*, AGE                POSITION, LENGTH OF           PRINCIPAL OCCUPATION(S) AND OTHER          NUMBER OF
                                     TERM SERVED, AND                    DIRECTORSHIPS HELD                FUNDS IN FUND
                                      TERM OF OFFICE                 DURING THE PAST FIVE YEARS               COMPLEX
                                                                                                            OVERSEEN BY
                                                                                                             DIRECTOR
-------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------

ALFRED G. ALDRIDGE, JR.           Director of the Fund       Retired; from 1982-2002, Sales Manager of           2
BRIG. GEN. (RETIRED)              since 1999. Current        Shamrock Foods Company; Director of the
CAL. AIR NATIONAL GUARD           term expires April         Fiesta Bowl, Tempe, AZ; Director, Boulder
Age: 66                           2006                       Growth & Income Fund, Inc.,
                                                             since Jan. 2002.
-------------------------------------------------------------------------------------------------------------------------

RICHARD I. BARR                   Director of the Fund       Retired; from 1963-2001, Manager of                 3
Age: 65                           since 1999. Chairman       Advantage Sales and Marketing, Inc.; Director,
                                  of the Board. Current      First Financial Fund, Inc., since 2001; Director,
                                  term expires April         Boulder Growth & Income Fund, Inc.,
                                  2005                       since Jan. 2002.
-------------------------------------------------------------------------------------------------------------------------

JOEL W. LOONEY                    Director of the Fund       Partner, Financial Management Group, LLC since      3
Age: 41                           since January, 2001.       July 1999; Director, Boulder Growth & Income
                                  Current term expires       Fund, Inc. since Jan. 2002; Director and Chairman
                                  2004                       of the Board, First Financial Fund, Inc. since
                                                             Aug. 2003.
-------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS**
-------------------------------------------------------------------------------------------------------------------------

SUSAN L. CICIORA                  Director of the Fund       Owner, Superior Interiors (interior design for      3
Age: 39                           since November 2001.       custom homes) since 1995; Corporate Secretary,
                                  Current term expires       Ciciora Custom Builders, LLC since 1995;
                                  April 2004                 Trustee of the Brown Trust and the EH Trust;
                                                             Director, Boulder Growth & Income Fund, Inc.
                                                             since Jan. 2002; Director, First Financial Fund,
                                                             Inc. since Aug. 2003.
-------------------------------------------------------------------------------------------------------------------------

STEPHEN C. MILLER                 Director since 1999.       President and General Counsel of BIA; Manager,      3
Age: 51                           President of the Fund.     Fund Administrative Services, LLC ("FAS"); Vice
                                  Current term as            President of SIA;  Director, President and
                                  Director expires April     Chairman of the Board of Boulder Growth &
                                  2005                       Income Fund, Inc., since Jan. 2002; Director
                                                             and President, First Financial Fund, Inc. since
                                                             Aug. 2003; President and General Counsel,
                                                             Horejsi, Inc. (liquidated in 1999); General
                                                             Counsel, Brown Welding Supply, LLC (sold in
                                                             1999); Of Counsel, Krassa & Miller, LLC since
                                                             1991.
-------------------------------------------------------------------------------------------------------------------------

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Mr. Miller is an "interested person" because he is an officer of BIA and SIA, the Fund's investment co-advisers. Ms. Ciciora is an "interested person" as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA and FAS.

                         BOULDER TOTAL RETURN FUND, INC.

The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 21, 2003. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

NAME, ADDRESS, AGE                   POSITION, LENGTH OF                        PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
                                      TERM SERVED, AND                                               HELD
                                       TERM OF OFFICE                                     DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------

CARL D. JOHNS                     Chief Financial Officer,                  Vice President and Treasurer of BIA and Assistant
1680 38th Street,                 Chief Accounting                          Manager of FAS, since April, 1999; Chief
Suite 800                         Officer, Vice President                   Financial Officer, Chief Accounting Officer, Vice
Boulder, CO 80301                 and Treasurer since                       President and Treasurer, Boulder Growth &
Age: 40                           1999. Appointed                           Income Fund, Inc. since Jan. 2002 and First
                                  annually.                                 Financial Fund, Inc. since Aug. 2003.
--------------------------------------------------------------------------------------------------------------------------------

STEPHANIE J. KELLEY               Secretary since 2000.                     Secretary, Boulder Growth & Income Fund, Inc.,
1680 38th Street,                 Appointed annually.                       since Jan. 2002 and First Financial Fund, Inc.
Suite 800                                                                   since Aug. 2003; employee of FAS since March
Boulder, CO 80301                                                           1999; Assistant Secretary and Assistant Treasurer
Age: 46                                                                     of various Horejsi Affiliates.
--------------------------------------------------------------------------------------------------------------------------------

NICOLE L. MURPHEY                 Assistant Secretary                       Assistant Secretary, Boulder Growth & Income
1680 38th Street,                 since 2000.                               Fund, Inc. since Jan. 2002 and First Financial Fund,
Suite 800                         Appointed annually.                       Inc. since Aug. 2003; employee of FAS since July
Boulder, CO 80301                                                           1999.
Age: 26
--------------------------------------------------------------------------------------------------------------------------------

BOULDER TOTAL RETURN FUND, INC.
P.O. Box 43027
Providence, RI 02940-3027

                                [GRAPHIC OMITTED]
                                  MOUNTAIN ART

                                     BOULDER
                                  TOTAL RETURN
                                   FUND, INC.

--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                NOVEMBER 30, 2003

                                    DIRECTORS

                     Brig. Gen (Ret.) Alfred G. Aldridge Jr.
                                 Richard I. Barr
                                Susan L. Ciciora
                                 Joel W. Looney
                                Stephen C. Miller

                                    OFFICERS

                                Stephen C. Miller
                                    President

                                  Carl D. Johns
                          Vice President and Treasurer

                               Stephanie J. Kelley
                                    Secretary

                                Nicole L. Murphey
                               Assistant Secretary

                              WWW.BOULDERFUNDS.NET

If you have questions regarding shares you held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- PFPC Inc., at:

                                 P.O. Box 43027
                            Providence, RI 02940-3027
                                 1-800-331-1710

This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by the Securities and Exchange Commission.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc.

                            PROXY VOTING PROCEDURES

        The Board of Directors of the Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. (collectively, the "FUNDS") hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the "VOTING POLICIES").

   1. POLICY. It is the policy of each of the Boards of Directors of the Funds (the "BOARD") to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. and Stewart Investment Advisers (collectively, the "ADVISER") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight. 1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and will be effective August 6, 2003.

   2. FIDUCIARY DUTY. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of each Fund and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders' investments.

   3. PROCEDURES. The following are the procedures adopted by the Board for the administration of this policy:

      A. REVIEW OF ADVISER PROXY VOTING PROCEDURES. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually (the "VOTING GUIDELINES"), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as EXHIBIT A.

      B. CONFLICTS OF INTEREST. In any proxy vote that gives rise to a conflict of interest 2, the Adviser shall vote such proxy in accordance with the recommendations published for such matter by Institutional Shareholder Services (or such other independent third party service provider approved by the Audit Committee and whose business is to consider, investigate and make recommendations regarding shareholder proxy matters).

      C. VOTING RECORD REPORTING. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

   4. REVOCATION. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

ANNUAL FILING. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year, commencing August 31, 2004.

----------------------------
1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.
2 As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser's independence of judgment and action with respect to the voting of the proxy.

                         Voting Policies and Procedures

   5. DISCLOSURES.

      a. The Fund shall include in any future registration statement:

         i. A description  of the Voting  Policies and the Voting  Guidelines 3;
      and

         ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds' toll-free telephone number; or through a specified Internet address; or both; and on the SEC website. 4

      b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

         i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds' toll-free telephone number; or through a specified Internet address; and on the SEC website. 5

         ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website. 6

   6. RECORDKEEPING REQUIREMENTS. SEC Rule 204-2, as amended, requires advisers to retain:

         1. Proxy voting policies and procedures
         2. Proxy statements received regarding client securities
         3. Records of votes cast on behalf of clients
         4. Records of written client requests
         5. Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

   7. REVIEW OF POLICY. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

-----------------------
3 This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.
4 This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.
5 This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.
6 This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

                          EXHIBIT A - VOTING GUIDLINES
The Funds' and Advisers' proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

----------------------------------------------------------------------------------------------------------------
CATEGORY                         GUIDELINE                                          VOTING
----------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTOR ISSUES         The board of directors' primary role is to
                                 protect the interests of all shareholders. Key
                                 functions of the board are to approve the
                                 direction of corporate strategy, ensure
                                 succession of management and evaluate
                                 performance of the corporation as well as
                                 senior management. The board is accountable to
                                 shareholders, and must operate independently
                                 from management.
----------------------------------------------------------------------------------------------------------------
   Routine Elections             Generally we will vote with management's           Generally FOR
                                 recommendation
----------------------------------------------------------------------------------------------------------------
   Board Classification          Generally we are opposed to entrenchment           Generally AGAINST
                                 mechanisms and will vote against proposals to
                                 classify a board. We prefer annual election of
                                 directors in order that shareholders have more
                                 power to replace directors deemed to not be
                                 acting in the shareholders' interest.
----------------------------------------------------------------------------------------------------------------
   Independence of Directors     The majority of board members should be            We will generally support
                                 independent from the corporation, management or    boards that have a majority
                                 a majority shareholder. An independent member      of board members classified
                                 should not be a former employee of the company     as independent.
                                 or a representative of a key supplier to or a
                                 key client of the company.
----------------------------------------------------------------------------------------------------------------
   Director Indemnification      Mandatory indemnification of directors and         Generally FOR
                                 officers is necessary to attract quality
                                 candidates.
----------------------------------------------------------------------------------------------------------------
   Director Attendance           Board membership requires a significant amount     We look for attendance
                                 of time in order for responsibilities to be        records to be in the 75%
                                 executed, and attendance at Board and Committee    participation range.
                                 meetings is noted.
----------------------------------------------------------------------------------------------------------------
   Term Limits                   We are more concerned with the performance of      Generally AGAINST but will
                                 directors and not with the term limits.            look at on a case-by-case
                                                                                    basis.
----------------------------------------------------------------------------------------------------------------
   Separation of Chair and CEO   In most cases it is advisable for there to be a    In most cases we would
                                 separation between the CEO and the Chair to        support a recommendation to
                                 enhance separation of management interests and     separate the Chair from the
                                 shareholders.                                      CEO. Lead directors are
                                                                                    considered acceptable, and
                                                                                    in this situation an
                                                                                    independent Corporate
                                                                                    Governance committee must
                                                                                    also be in place.
----------------------------------------------------------------------------------------------------------------
   Committees of the Board       Audit, Compensation, Governance and Nominating     We support the
                                 committees are the most significant committees     establishment of these
                                 of the board.                                      committees, however
                                                                                    independent director
                                                                                    membership on these
                                                                                    committees is the primary
                                                                                    concern. Two-thirds
                                                                                    independent membership is
                                                                                    satisfactory, provided that
                                                                                    the chair of each committee
                                                                                    is independent.
----------------------------------------------------------------------------------------------------------------
   Audit Process                 The members of an audit committee should be        We will generally support
                                 independent directors, and the auditor must        the choice of auditors
                                 also be independent. The auditor should report     recommended by the Audit
                                 directly to the Audit
----------------------------------------------------------------------------------------------------------------

                                    Page A-1

                         Voting Policies and Procedures

----------------------------------------------------------------------------------------------------------------
CATEGORY                         GUIDELINE                                          VOTING
----------------------------------------------------------------------------------------------------------------
                                 committee and not to management.                   Committee. In the event
                                                                                    that the auditor supplies
                                                                                    other services for a fee
                                                                                    other than the audit, each
                                                                                    situation will be reviewed
                                                                                    on a case-by-case basis.

----------------------------------------------------------------------------------------------------------------
VOTING AND ENTRENCHMENT
ISSUES
----------------------------------------------------------------------------------------------------------------
   Shareholder Right to Call                                                        Generally FOR
   Special Meeting
----------------------------------------------------------------------------------------------------------------
   Shareholder Right to Act by                                                      Generally FOR
   Written Consent
----------------------------------------------------------------------------------------------------------------
   Cumulative Voting             Our experience has been that cumulative voting     Generally AGAINST, although
                                 is generally proposed by large shareholders who    we may consider if the
                                 may wish to exert undue influence on the board.    board has been unresponsive
                                                                                    to shareholders.

----------------------------------------------------------------------------------------------------------------
   Confidentiality of            Like any other electoral system, the voting at     We will support any
   Shareholder Voting            annual and special meetings should be              proposals to introduce or
                                 confidential and free from any potential           maintain confidential
                                 coercion and/or impropriety.                       voting.

----------------------------------------------------------------------------------------------------------------
   Size of Board of Directors    Generally boards should be comprised of a          The independence of the
                                 minimum of seven to a maximum of fifteen.          board is a greater concern
                                 However the complexity of the company has an       than the number of members.
                                 impact on required board size.                     However should a change in
                                                                                    board size be proposed as
                                                                                    potentially an
                                                                                    anti-takeover measure we
                                                                                    would vote against.

----------------------------------------------------------------------------------------------------------------
COMPENSATION ISSUES
----------------------------------------------------------------------------------------------------------------
   Director Compensation         Directors should be compensated fairly for the     We support recommendations
                                 time and expertise they devote on behalf of        where a portion of the
                                 shareholders. We favor directors personally        remuneration is to be in
                                 owning shares in the corporation, and that they    the form of common stock.
                                 receive a substantial portion of their             We do not support options
                                 remuneration in the form of shares.                for directors, and do not
                                                                                    support retirement bonuses
                                                                                    or benefits for directors.

----------------------------------------------------------------------------------------------------------------
MANAGEMENT                       Compensation plans for executives should be        Executive compensation will
COMPENSATION                     designed to attract and retain the right people    be considered on a
                                 with exceptional skills to manage the company      case-by-case basis.
                                 successfully long-term. These plans should be
                                 competitive within the company's respective
                                 industry without being excessive and should
                                 attempt to align the executive's interests with
                                 the long-term interest of shareholders.

----------------------------------------------------------------------------------------------------------------
Stock Options and Incentive      Compensation plans should be designed to reward    We will not support plans
Compensation Plans               good performance of executives. They should        with options priced below
                                 also encourage management to own stock so as to    current market value or the
                                 align their financial interests with those of      lowering of the exercise
                                 the shareholders. It is important that these       price on any previously
                                 plans are disclosed to the shareholders in         granted options. We will
                                 detail for their approval.                         not support any plan
                                                                                    amendment that is not
----------------------------------------------------------------------------------------------------------------

                                    Page A-2

                         Voting Policies and Procedures

----------------------------------------------------------------------------------------------------------------
CATEGORY                         GUIDELINE                                          VOTING
----------------------------------------------------------------------------------------------------------------
                                                                                    capped or that results in
                                                                                    anything but negligible
                                                                                    dilution. We believe that
                                                                                    shareholders should have a
                                                                                    say in all aspects of
                                                                                    option plans and therefore
                                                                                    will not support omnibus
                                                                                    stock option plans or plans
                                                                                    where the Board is given
                                                                                    discretion to set the
                                                                                    terms. Plans will be
                                                                                    considered on a
                                                                                    case-by-case basis.

----------------------------------------------------------------------------------------------------------------
   Adopt/Amend Employee Stock                                                       Considered on a
   Purchase Plans                                                                   case-by-case basis.

----------------------------------------------------------------------------------------------------------------
   Golden Parachutes             Although we believe that "golden parachutes"       Generally opposed but will
                                 may be a good way to attract, retain and           consider on a case-by-case
                                 encourage objectivity of qualified executives      basis.
                                 by providing financial security in the case of
                                 a change in the structure or control of a
                                 company, golden parachutes can be excessive.

----------------------------------------------------------------------------------------------------------------
   Require Shareholder Approval                                                     Generally FOR
   of Golden Parachutes

----------------------------------------------------------------------------------------------------------------
TAKEOVER PROTECTIONS             Some companies adopt shareholder rights plans      We will review each
                                 that incorporate anti-takeover measures, which     situation on a case-by-case
                                 may include: poison pills, crown jewel defense,    basis. We will generally
                                 payment of greenmail, going private                support proposals that
                                 transactions, leveraged buyouts, lock-up           protect the rights and
                                 arrangements, Fair price amendments,               share value of
                                 Re-incorporation. Rights plans should be           shareholders.
                                 designed to ensure that all shareholders are
                                 treated equally in the event there is a change
                                 in control of a company. These plans should
                                 also provide the Board with sufficient time to
                                 ensure that the appropriate course of action is
                                 chosen to ensure shareholder interests have
                                 been protected. However, many shareholder
                                 rights plans can be used to prevent bids that
                                 might in fact be in the shareholders best
                                 interests. Depending on their contents, these
                                 plans may also adversely influence current
                                 share prices and long-term shareholder value.

----------------------------------------------------------------------------------------------------------------
   Dual Class Shares             It is not unusual for certain classes of shares    Generally AGAINST.
                                 to have more than one vote per share. This is
                                 referred to as a dual class share structure and
                                 can result in a minority of shareholders having
                                 the ability to make decisions that may not be
                                 in the best interests of the majority of
                                 shareholders.

----------------------------------------------------------------------------------------------------------------
   Super-Majority Voting         Super-majority voting (e.g., 67% of votes cast     Generally AGAINST. We will
   Povisions                     or a majority of outstanding shares), although     generally oppose proposals
                                 fairly common, can, from a practical point of      for voting requirements
                                 view, be difficult to obtain, and essentially      that are greater than a
                                 are a bar from effective challenges to             majority of votes cast.
                                 entrenched management, regardless of               That said, we will review
                                 performance or popularity. A very high             supermajority proposals on
                                 requirement can be unwieldy and therefore not      a case-by-case basis.
                                 in the best interest of the majority of
                                 shareholders.
----------------------------------------------------------------------------------------------------------------

                                    Page A-3

                         Voting Policies and Procedures

----------------------------------------------------------------------------------------------------------------
CATEGORY                         GUIDELINE                                          VOTING
----------------------------------------------------------------------------------------------------------------
   Issuance of Authorized                                                           Generally FOR
   Shares

----------------------------------------------------------------------------------------------------------------
   Issuance of Unlimited or      Corporations may increase their authorized         Generally AGAINST. We will
   Additional Shares             number of shares in order to implement a stock     generally oppose proposals
                                 split, to support an acquisition or                to increase the number of
                                 restructuring plan, to use in a stock option       authorized shares to
                                 plan or to implement an anti-takeover plan.        "unlimited", but will
                                 Shareholders should approve of the specific        consider any proposals to
                                 business need for the increase in the number of    increase the number of
                                 shares and should understand that the issuance     authorized shares on a
                                 of new shares can have a significant effect on     case-bycase basis for a
                                 the value of existing shares.                      valid business purpose.

----------------------------------------------------------------------------------------------------------------
   Shareholder Proposals         Shareholders should have the opportunity to        Shareholder proposals will
                                 raise their concerns or issues to company          be reviewed on a
                                 management, the board and other shareholders.      case-by-case basis.
                                 As long as these proposals deal with
                                 appropriate issues and are not for the purposes
                                 of airing personal grievances or to obtain
                                 publicity, they should be included on the proxy
                                 ballot for consideration.

----------------------------------------------------------------------------------------------------------------
OTHER MATTERS

----------------------------------------------------------------------------------------------------------------
   Stock Repurchase Plans                                                           Generally FOR

----------------------------------------------------------------------------------------------------------------
   Stock Splits                                                                     Generally FOR

----------------------------------------------------------------------------------------------------------------
   Require Shareholder Approval                                                     Generally FOR
   to issue Preferred Stock

----------------------------------------------------------------------------------------------------------------
   Corporate Loans to            Corporate loans, or the guaranteeing of loans,     Generally AGAINST
   Employees                     to enable employees to purchase company stock
                                 or options should be avoided. These types of
                                 loans can be risky if the company stock
                                 declines or the employee is terminated.

----------------------------------------------------------------------------------------------------------------
   Blank-cheque Preferred        The authorization of blank-cheque preferred        Generally AGAINST
   Shares                        shares gives the board of directors complete
                                 discretion to fix voting, dividend, conversion
                                 and other rights and privileges. Once these
                                 shares have been authorized, the shareholders
                                 have no authority to determine how or when they
                                 will be allocated. There may be valid business
                                 reasons for the issuance of these shares but
                                 the potential for abuse outweighs the benefits.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

                                    Page A-4

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.


ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) BOULDER TOTAL RETURN FUND, INC.

By (Signature and Title)*  /S/ STEPHEN C. MILLER
                         -------------------------------------------------------
                           Stephen C. Miller, President
                           (principal executive officer)

Date                       JANUARY 19, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ STEPHEN C. MILLER
                         -------------------------------------------------------
                           Stephen C. Miller, President
                           (principal executive officer)

Date                       JANUARY 19, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ CARL D. JOHNS
                         -------------------------------------------------------
                           Carl D. Johns, Vice President and Treasurer
                           (principal financial officer)

Date                       JANUARY 20, 2004
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.